                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   October 3, 2003
                                                  ------------------------------

                   Structured Asset Securities Corporation II
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    333-105935                          82-0569805
-----------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                        Identification No.)

745 Seventh Avenue
New York, New York                                                                         10019
-----------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                 (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         It is expected that on October 9, 2003, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2003-C7, Commercial Mortgage Pass-Through Certificates, Series 2003-C7 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation II (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-105935) and sold to Lehman Brothers Inc., UBS Securities LLC and Morgan Stanley & Co. Incorporated, pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated October 7, 2003.


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*















* Filed on October 7, 2003 under cover of Form SE pursuant to and under rule 311 of Regulation S-T.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 7, 2003


                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION II


                                            By: /s/ Precilla G. Torres
                                                -----------------------------
                                                Name: Precilla G. Torres
                                                Title: Senior Vice President

                                  EXHIBIT INDEX


Exhibit No.                                                                      Page No.
-----------                                                                      --------
99.1         Certain materials constituting Computational Materials and/or
             ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*










* Filed on October 7, 2003 under cover of Form SE pursuant to and under rule 311 of Regulation S-T.